EXHIBIT 10.1

June 15, 2026

    Reference is made to the Credit Agreement, dated as of April 7, 2021 (as the same has been amended, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ziff Davis, Inc. (the “Borrower”), the Lenders from time to time party thereto, and U.S. Bank National Association (as successor to MUFG Union Bank, N.A.), as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.
    The Borrower has informed the Administrative Agent and the Collateral Agent that Ziff Davis, LLC, Ziff Davis Ireland Limited and Ookla, LLC (collectively, the “Specified Sellers”) expect to sell, transfer and assign (the “Specified Sale”) (i) all of the equity interests in the Persons set forth on Schedule I hereto (the “Specified Securities”) and (ii) the Specified Irish Assets (as defined in the Securities Purchase Agreement, dated March 2, 2026, between Ziff Davis, LLC, the Borrower and Accenture Inc. (the “Purchase Agreement”)). The Specified Sale is expected to close on or prior to December 2, 2026 (the date of closing, the “Specified Sale Closing Date”). The Specified Sellers are expected to receive approximately $1,200,000,000 in consideration (subject to adjustment as set forth in the Purchase Agreement) on the Specified Sale Closing Date in respect of the Specified Sale.
Pursuant to Section 6.4(c) of the Credit Agreement, the Borrower and the Restricted Subsidiaries are restricted from entering into conveyances, sales or other dispositions of all or substantially all of each such Person’s property, business or assets with any Person, except for certain dispositions to the Loan Parties or Restricted Subsidiaries permitted thereunder. In addition, pursuant to clause (iv) of Section 6.5 of the Credit Agreement the aggregate amount of the consideration for all Asset Dispositions of the Borrower and its Restricted Subsidiaries during any fiscal year shall not exceed an amount equal to the greater of (x) $30,000,000 and (y) 5.0% of EBITDA (such cap, the “Asset Disposition Cap”). The Borrower has requested that the Administrative Agent and the Lenders consent to (a) permitting the Specified Sale and the transactions contemplated by the Purchase Agreement notwithstanding the restrictions set forth in Sections 6.4(c) and 6.5 of the Credit Agreement and (b) excluding the consideration for the Specified Sale from the Asset Disposition Cap for the fiscal year ending December 31, 2026.
So long as (x) no Default or Event of Default is outstanding on the Specified Sale Closing Date immediately prior to the closing of the Specified Sale and (giving effect to the consents herein) will not occur immediately after giving effect to the Specified Sale and (y) the Specified Sale is consummated materially in accordance with the Purchase Agreement, by its execution and delivery hereof to the Administrative Agent, each of each undersigned Lender and the Administrative Agent hereby consents and agrees that

(a) the Specified Sale and the transactions contemplated by the Purchase Agreement shall be permitted notwithstanding the restrictions set forth in Sections 6.4(c) and 6.5 of the Credit Agreement and (b) the aggregate consideration for the Specified Sale shall not be subject to the Asset Disposition Cap.
Subject to the effectiveness of the consent included in the preceding paragraph, upon the consummation of the Specified Sale on the Specified Sale Closing Date, the Collateral Agent hereby confirms that (a) pursuant to Section 8.10(b)(i) of the Credit Agreement, that its Lien upon the Specified Securities and the Collateral owned by any Released Party (as defined below) (but not the proceeds of the Specified Sale) shall be released automatically, with no further action required by the Collateral Agent or any Lender, and (b) each of Ookla, LLC, Root Wireless, Inc. and Ekahau, Inc. (collectively the “Released Parties” and individually, each a “Released Party”) is hereby released from any further liabilities or obligations as a Loan Party, a Grantor or a Guarantor, as applicable, under any Loan Document to which it is a party. Following the consummation of the Specified Sale on the Specified Sale Closing Date, the Collateral Agent (a) authorizes the Borrower or its designee to (i) file the UCC-3 termination statements attached hereto as Exhibit A in respect of the corresponding UCC financing statements previously filed against each Released Party by the Collateral Agent, and (ii) file the partial releases attached hereto as Exhibit B in respect of certain notices of grants of security interests in trademarks and patents made by the Released Parties and certain other parties in favor of the Collateral Agent (with such partial releases solely applying in respect of patents and trademarks owned by the Released Parties), and (b) will use commercially reasonably efforts to promptly deliver to the Borrower or its designee all stock certificates of the Released Parties and in respect of the equity interests in the Released Parties (together with related powers, if any) in the possession of the Collateral Agent, or, if such certificates are not located, shall deliver a certificate of lost securities in respect thereof to the Borrower. The Collateral Agent will, at the Borrower’s expense, execute and deliver to the Borrower such additional documents as the Borrower may reasonably request to evidence the release of the Specified Securities and the Collateral owned by any Released Party from the assignment and security interest granted under the Security Documents.
Sections 9.8, 9.9, 9.10, 9.11, 9.12, and 9.19 are hereby incorporated by reference herein and made a part hereof. This consent constitutes a Loan Document.
The remainder of this page intentionally is blank.
2

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Vidita J. Shah
Name:    Vidita J. Shah
Title: Vice President
Ziff Davis - Consent Signature Page

CITIBANK, N.A., as a Lender

By: /s/ Nathan Hamsik
Name:    Nathan Hamsik
Title: Director
Ziff Davis - Consent Signature Page

Agreed, acknowledged and accepted:
U.S. BANK NATIONAL ASSOCIATION, as the Administrative Agent, as the Collateral Agent and as a Lender

By: /s/ Steven J. Correll
Name: Steven J. Correll
Title: Senior Vice President

Ziff Davis - Consent Signature Page

Agreed and acknowledged:
ZIFF DAVIS, INC.

By: /s/ Jeremy Rossen
Name: Jeremy Rossen
Title: Executive Vice President, General Counsel and Secretary

Ziff Davis - Consent Signature Page

SCHEDULE I

Ookla, LLC
SpatialBuzz Limited
Ookla Middle East DMCC
Ookla Antarabangsa Sdn Bhd
Serinus42 B.V
CellRebel AB
Ekahau Oy
Ookla Ireland Limited
Root Wireless, Inc.
CellRebel Sociedad Limitada
Ekahau, Inc.

EXHIBIT A
    UCC-3 Termination Statements
[attached]

Ziff Davis - Consent Signature Page

EXECUTION VERSION
EXHIBIT B
IP Releases
[attached]

Partial Release of Security Interest in Patents
This Partial Release of Security Interest in Patents, dated as of June __, 2026 (this “Release”), is made by U.S. BANK NATIONAL ASSOCIATION (as successor to MUFG UNION BANK, N.A.), as collateral agent (in such capacity, “Agent”) in favor of OOKLA, LLC, a Washington limited liability company (the “Grantor”).
WHEREAS, by (i) that certain Collateral Agreement, dated as of April 7, 2021, in favor of Agent (as amended, restated, or modified from time to time, the “Collateral Agreement”), and (ii) that certain related Notice of Grant of Security Interest in Patents, dated as of April 7, 2021, in favor of Agent (as amended, restated, or modified from time to time, the “Notice of Grant”; capitalized terms used herein but not otherwise defined herein have the meanings given to them in the Collateral Agreement), which Notice of Grant was recorded with the United States Patent and Trademark Office on April 8, 2021 at Reel 056969 Frame 0759, the Grantor granted to Agent, for the benefit of the Secured Parties, a lien on and security interest in all of the Grantor’s right, title and interest in, to and under its Patents and its Patent Licenses (collectively, the “Patent Collateral”), including those patents listed on Schedule I hereto; and
WHEREAS, the Grantor desires Agent to release, discharge, terminate and cancel its lien on and security interest in the Patent Collateral, including, without limitation, the Patents set forth on Schedule I hereto;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Agent, on behalf of the Secured Parties, does hereby consent and agree as follows:
Agent, on behalf of the Secured Parties, their successors, legal representatives and assigns, hereby unconditionally and irrevocably (a) releases, discharges, terminates and cancels any and all of its right, title and interest in and to the Patent Collateral, including, without limitation, all United States issuances and applications for any of the following: patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application listed or required to be listed in Schedule I hereto, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world, (b) agrees that any and all right, title and interest of Agent in, to or under the Patent Collateral shall hereby terminate, cease and become void, and (c) assigns, transfers and conveys to Grantor any and all of its rights, title and interests in the Patent Collateral.

The Agent authorizes and requests that the Commissioner for Patents of the United States Patent and Trademark Office and any other applicable government officer or authority record this Release.
Agent agrees to take all further actions, and provide the Grantor with any information, cooperation and assistance, including, without limitation, the execution and delivery of any and all further instruments, authorizations, documentation and release forms as the Grantor or its successor, assign or legal representative may reasonably request to confirm, effectuate and record this Release and the termination, cancellation and release of the security interest and any right, title or interest of Agent in, to or under the Patent Collateral at Grantor’s sole cost and expense.
This Release and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Blank; Signature Page Follows]

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By: /s/ Steven J. Correll
Name: Steven J. Correll
Title: Senior Vice President
[Partial Release of Security Interest in Patents]

EXECUTION VERSION
Schedule I

Title	Application No.	Filing Date	Patent No./ Pub No.	Issue Date/ Pub Date	Record Owner
Systems and methods for network performance forecasting	14/172686	2/4/2014	9439081	9/6/2016	Ookla, LLC
Wireless Network Service Assessment	16/381,961	4/11/2019	10567922	2/18/2020	Ookla, LLC
Wireless Network Service Assessment	16/790,914	2/14/2020	20200186971	6/11/2020	Ookla, LLC
Wireless Network Service Assessment	16/792,652	2/17/2020	20200336862	10/22/2020	Ookla, LLC
Wireless network service assessment	16/381961	4/11/2019	10567922	2/18/2020	Ookla, LLC
Wireless network service assessment	16/790914	2/14/2020	20200186971	6/11/2020	Ookla, LLC
Wireless network service assessment	16/792652	2/17/2020	20200336862	10/22/2020	Ookla, LLC

Partial Release of Security Interest in Trademarks
This Partial Release of Security Interest in Trademarks, dated as of June __, 2026 (this “Release”), is made by U.S. BANK NATIONAL ASSOCIATION (as successor to MUFG UNION BANK, N.A.), as collateral agent (in such capacity, “Agent”) in favor of OOKLA, LLC, a Washington limited liability company (the “Grantor”).
WHEREAS, by (i) that certain Collateral Agreement, dated as of April 7, 2021, in favor of Agent (as amended, restated, or modified from time to time, the “Collateral Agreement”), and (ii) that certain related Notice of Grant of Security Interests in Trademarks, dated as of April 7, 2021, in favor of Agent (as amended, restated, or modified from time to time, the “Notice of Grant”; capitalized terms used herein but not otherwise defined herein have the meanings given to them in the Collateral Agreement), which Notice of Grant was recorded with the United States Patent and Trademark Office on April 12, 2021 at Reel 7252 Frame 0635, the Grantor granted to Agent, for the benefit of the Secured Parties, a lien on and security interest in all of the Grantor’s right, title and interest in, to and under their Trademarks and their Trademark Licenses (collectively, the “Trademark Collateral”), including those trademarks listed on Schedule I hereto; and
WHEREAS, the Grantor desires Agent to release, discharge, terminate and cancel its lien on and security interest in the Trademark Collateral of the Grantor, including, without limitation, the Trademarks set forth on Schedule I hereto;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Agent, on behalf of the Secured Parties, does hereby consent and agree as follows:
Agent, on behalf of the Secured Parties, their successors, legal representatives and assigns, hereby unconditionally and irrevocably (a) releases, discharges, terminates and cancels any and all of its right, title and interest in and to the Trademark Collateral of the Grantor, including, without limitation, all United States registrations and applications for any of the following: trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications listed or required to be listed in Schedule I hereto, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) all rights to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world, (b) agrees that any and all right, title and interest of Agent in, to or under the Trademark Collateral shall hereby terminate, cease and become void, and (c) assigns, transfers and conveys to the Grantor any and all of its rights, title and interests in the Trademark Collateral.
The Agent authorizes and requests that the Commissioner for Trademarks of the United States Patent and Trademark Office and any other applicable government officer or authority record this Release.
Agent agrees to take all further actions, and provide the Grantor with any information, cooperation and assistance, including, without limitation, the execution and delivery of any and all further instruments, authorizations, documentation and release forms as the Grantor or its successor, assign or legal representative may reasonably request to confirm, effectuate and record this Release and the termination, cancellation and release of the security interest and any right, title or interest of Agent in, to or under the Trademark Collateral at the Grantor’s sole cost and expense.
This Release and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Blank; Signature Page Follows]

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By: /s/ Steven J. Correll
Name: Steven J. Correll
Title: Senior Vice President

[Partial Release of Security Interest in Trademarks]

Schedule I
Trademark Registrations and Applications

Mark	Serial No.	Filing Date	Reg. No.	Reg. Date	Registered Owner
DOWNDETECTOR	88280726	29-Jan-19	5839013	20-Aug-19	Ookla, LLC
OOKLA & Design	87413770	17-Apr-17	5306685	10-Oct-17	Ookla, LLC
Gauge Design	86711044	31-Jul-15	4913264	8-Mar-16	Ookla, LLC
SPEEDTEST & Design	86797233	23-Oct-15	4982850	21-Jun-16	Ookla, LLC
SPEEDTEST INTELLIGENCE	86712861	3-Aug-15	5056423	4-Oct-16	Ookla, LLC
SPEEDTEST	85975704	16-Jun-10	4047266	25-Oct-11	Ookla, LLC
OOKLA	85015491	16-Apr-10	3988191	5-Jul-11	Ookla, LLC
OOKLA	85015486	16-Apr-10	4239996	13-Nov-12	Ookla, LLC

[Partial Release of Security Interest in Trademarks]